Liabilities Subject to Compromise - Pension Plans (Detail) - BRL (R$) R$ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Liabilities Subject to Compromise Disclosures [Abstract]
Liabilities subject to compromise on post-retirement defined benefit plan	R$ 560,046	R$ 560,046
Liabilities subject to compromise on post-retirement defined benefit plan, description	obligations to fund the post-retirement defined benefit plans were classified as Class I claims. Claims due to Fundação Atlântico will be payable in six annual, equal installments, beginning on the fifth anniversary of the Brazilian Confirmation Date and the amount due will bear interest at the rate of the National Consumer Price Index (INPC) plus 5.5% per annum from the Brazilian Confirmation Date. Interest will be capitalized to increase the principal balance of these claims on an annual basis during the first five years following the Brazilian Confirmation Date, and will be paid annually in cash thereafter through the final maturity.